UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10614 Science Center Drive San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 202-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Regulus Therapeutics Inc. (the “Company”) was held on June 1, 2017. As of April 4, 2017, the record date for the Annual Meeting, 53,182,330 shares of common stock were issued and outstanding. A summary of the matters voted upon at the Annual Meeting and the final voting results are set forth below.

Proposal 1. Election of Directors

The seven persons listed below were elected as directors at the Annual Meeting, each to serve until the Company’s 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David Baltimore, Ph.D.	16,851,413	307,416	17,940,021
Mark G. Foletta	16,746,641	412,188	17,940,021
Joseph P. Hagan(1)	5,561,028	11,597,801	17,940,021
Stelios Papadopoulos, Ph.D.	16,765,314	393,515	17,940,021
William Rastetter, Ph.D.	16,755,703	403,126	17,940,021
Hugh Rosen, M.D., Ph.D.	16,860,028	298,801	17,940,021
Pascale Witz	16,921,605	237,224	17,940,021

(1)	As previously announced and communicated to the Company’s stockholders as of the record date for the Annual Meeting, Paul C. Grint, M.D. was previously nominated for election as a director at the Annual Meeting but withdrew himself as a nominee in connection with his resignation as the Company’s President and Chief Executive Officer and as a director on May 4, 2017. The Company’s Board of Directors designated Mr. Hagan, the Company’s newly appointed President and Chief Executive Officer and director, as a substitute director nominee for election at the Annual Meeting. All shares represented at the Annual Meeting by valid proxies that were voted in favor of Dr. Grint were voted in favor of the election of Mr. Hagan as substitute nominee.

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Company’s Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The final voting results were as follows:

Votes For	Votes Against	Abstentions
34,353,566	563,343	181,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regulus Therapeutics Inc.

Date: June 2, 2017	By:	/s/ Joseph P. Hagan
Joseph P. Hagan President and CEO